UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

000-55363	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

67 W. Easy Street, Unit 115

Simi Valley, CA 93065

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On June 30, 2015, Vapor Hub International Inc. (the “Company”) converted $614,341, representing the entire principal amount of each of the following promissory notes (collectively, the “Notes”) and all accrued interest thereon into an aggregate of 4,095,605 shares of the Company’s common stock, par value $0.001 per share (the “Conversion Shares”):

(i)

that certain convertible promissory note issued to Gotama Capital S.A. (“Gotama”) on March 14, 2014 in the principal amount of $185,000;

(ii)

that certain convertible promissory note issued to Gotama on April 10, 2014 in the principal amount of $200,000; and

(iii)

that certain convertible promissory note issued to Gotama on May 19, 2014 in the original principal amount of $175,000.

Pursuant to the terms of the Notes, at the Company’s election, the principal amount of each of the Notes and all accrued interest thereon was converted into Conversion Shares at a price of $0.15 per share.

The Company issued the Conversion Shares to Gotama, a non-US Person (as that term is defined in Regulation S of the Securities Act of 1933) relying on Regulation S of the Securities Act of 1933.

Item 8.01 Other Events

On November 4, 2014, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Typenex Co-Investment, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company concurrently issued to the Investor a Secured Convertible Promissory Note in a principal amount of $1,687,500 (the “Company Note”).  In consideration for the Company Note, Investor paid an aggregate purchase price of $1,600,000 (the “Purchase Price”), consisting of an initial cash purchase price of $200,000 and the issuance to the Company of ten promissory notes, the first two promissory notes in a principal amount of $100,000 each and the remaining eight promissory notes in a principal amount of $150,000 (each an “Investor Note” and collectively, the “Investor Notes”).  On January 16, 2015, upon the mutual agreement of the parties, the Investor paid to the Company the sum of $102,028 as a prepayment of all of its obligations owed to the Company under the first Investor Note in the original principal amount of $100,000.  On June 30, 2015, pursuant to the terms of the Company Note, the Company elected to deduct and offset the principal amount of $1,300,000 and all accrued interest thereon owing by the Investor under the remaining nine Investor Notes from the amount owed by the Company under the Company Note, leaving an outstanding balance of approximately $260,000 under the Company Note as of June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR HUB INTERNATIONAL INC.

Date:	July 2, 2015,	By:	/s/ Lori Winther
Lori Winther
Chief Financial Officer

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